EXHIBIT 99.2
                           GENERAL SECURITY AGREEMENT


                  Agreement made as of October 19, 2001 between WaveRider Communications (Canada) Inc. (the "Debtor") 255 Consumers Road, Suite 500, Toronto, Ontario, M2J 1R4, a corporation incorporated and subsisting under the laws of the Province of British Columbia, and William E. Krebs, an individual resident in Salt Spring Island, British Columbia, as agent for the benefit of the Secured Parties (in such capacity, together with its successors in such capacity, the "Agent").

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees with the Agent as follows:


                                    ARTICLE 1
                                 INTERPRETATION

1.01              Definitions

                  In this agreement:

         "Applicable Rate" means 8% per annum;

         "Event of Default" means the failure of the Debtor to pay, when due, any amount payable under Guarantee;

         "GAAP" means US generally accepted accounting principles and practices, consistently applied;

         "Guarantee" means the guarantee made as of the date hereof by the Debtor in favour of the Secured Parties, guaranteeing payment of the Series A Notes;

         "Liens" means all mortgages, charges, hypothecs, pledges, trusts, liens, security interests and other encumbrances and adverse claims of every nature and kind and all other arrangements creating any rights in respect of any property;

         "Obligations" means all present and future debts, liabilities and obligations of the Debtor to any Secured Parties under or in connection with the Guarantee or this agreement;

         "PPSA" means the Personal Property Security Act (British Columbia);

         "Permitted Liens" means (i) Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, have not been filed or registered and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

(iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (excluding obligations in respect of borrowings); (iv) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes; (v) leases or subleases granted to others not interfering in any material respect with the business of the Debtor; (vi) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; and (vii) Liens granted in favour of or consented to in writing by the Agent;

                  "Secured Parties" means the Agent and the Persons from time to time holding any Series A Notes; and

                  "Series A Notes" means the notes designated as Series A Notes to be issued by WaveRider Communications Inc. in an aggregate principal amount not exceeding US$1,000,000.

1.02              Terms Generally

                  The plural of any term defined in this agreement in the singular shall have a corresponding meaning and vice versa and words importing gender shall include all genders. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context otherwise requires (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or document as from time to time amended, supplemented or otherwise modified (subject to any restrictions in this or any other agreement in favour of any Secured Parties), (ii) any reference to any Person shall be construed to include their heirs, legal representatives, successors and assigns, and (iii) any reference to any Act shall be construed to refer to such Act as it may be amended and in effect from time to time. The division of this agreement into articles and sections and the insertion of headings are for convenience only and shall not affect the interpretation of this agreement.


                                    ARTICLE 2
                           GRANT OF SECURITY INTEREST

2.01              Security Interest

                  As general and continuing security for the payment and performance when due of all Obligations, the Debtor hereby mortgages, pledges, hypothecates, transfers, assigns and charges to the Agent, and hereby grants to the Agent a security interest in, (such mortgages, pledges, hypothecations, transfers, assignments, charges and security interest, collectively, the "Security Interest"), all present and after-acquired undertaking and property of the Debtor, other than consumer goods and the last day of the term of any leases or agreements therefor (such included undertaking and property collectively, the "Collateral"), including:

         (a)      Accounts Receivable

                  All debts, book debts, accounts, claims, demands, money and choses in action, including, all claims against Her Majesty the Queen in right of Canada or any Province or Territory and all claims and benefits under any insurance policies (collectively, the "Accounts Receivable");

         (b)      Inventory

                  All inventory, including, all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property now or hereafter held for sale, lease or resale or that are to be furnished or have been furnished under a contract of service or that are used or consumed in the business of the Debtor (collectively, the "Inventory");

         (c)      Equipment

                  All goods which are not inventory or consumer goods, including, without limitation, all fixtures, equipment, machinery, vehicles and other tangible personal property listed in any Schedule of Equipment attached hereto or at any time hereafter signed by the Debtor and forming part of this agreement (collectively, the "Equipment");


         (d)      Chattel Paper, Instruments, Securities

                  All chattel paper, instruments, warehouse receipts, bills of lading and other documents of title, whether negotiable or non-negotiable, shares, stock, warrants, bonds, debentures, debenture stock and other securities;

         (e)      Intangibles

                  All intangibles, including all right, title and interest of the Debtor in contractual rights, goodwill, patents, patent applications, trade marks, trade mark applications, copyrights, industrial designs, non-disclosure covenants and other industrial or intellectual property or rights therein;

         (f)      Real Property

                  All real and immovable property, wherever situate, and all buildings, structures, fixtures, hereditaments and appurtenances thereon or relating thereto;

         (g)      Books and Accounts

                  All books, accounts, invoices, letters, papers, writings, certificates, receipts, documents and other records and data in any form or medium evidencing, representing, creating, giving rise to any rights in respect of or otherwise relating to the property described in sub-paragraphs (a) to (f), inclusive; and

         (h)      Proceeds

                  All property in any form derived directly or indirectly from any dealing with any undertaking or property subject to the Security Interest or that indemnifies or compensates for such undertaking or property being destroyed, damaged, expropriated, stolen or lost and proceeds of proceeds whether of the same type or kind as the original proceeds.

2.02              The Last Day of the Term of Leases

                  The last day of the term of any lease, oral or written or any agreement therefor, now held or hereafter acquired by the Debtor shall not form part of the Collateral, however, the Debtor shall stand possessed of such last day, upon trust to assign and dispose of same as the Agent or any assignee of such lease or agreement therefor shall direct.

2.03              Attachment

                  The Debtor acknowledges that value has been given and agrees that the Security Interest shall attach to existing Collateral upon the execution of this agreement and to each item of after-acquired Collateral at the time that the Debtor acquires any rights therein.


                                    ARTICLE 3
                         REPRESENTATIONS, WARRANTIES AND
                             COVENANTS OF THE DEBTOR

3.01              Representations, Warranties and Covenants

                  The Debtor represents, warrants and covenants to and in favour of the Secured Parties as follows:

         (1)      Ownership and Title

                  The Debtor is the sole legal and beneficial owner of, and has good and marketable title to, all existing Collateral, and shall be the sole legal and beneficial owner of, and have good and marketable title to, each item of after-acquired Collateral upon acquiring any rights therein, in each case, free and clear of all Liens, other than Permitted Liens. The Debtor shall keep the Collateral free from all Liens, other than Permitted Liens, and shall defend the Collateral against the claims of all other Persons.

         (2)      Insurance

                  The Debtor shall insure the Collateral against loss or damage by fire and such other risks and hazards, in such amounts and upon such other terms as the Agent may from time to time require. All such insurance policies shall name the Agent as loss payee as its interests may appear and shall be delivered to the Agent upon request. The Debtor shall pay all premiums in respect of such insurance when due and shall promptly furnish the Agent with receipts or other satisfactory evidence of the payment thereof. Any insurance proceeds received by the Agent pursuant to this agreement may, at the option of the Agent be applied against any Obligations or released to the Debtor without prejudicing any rights or remedies of the Secured Parties hereunder or affecting any Obligations.

         (3)      Care and Use of Collateral

                  The Debtor shall carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral and, without limiting the generality of the foregoing, shall hold, repair, maintain, use and operate the Collateral in accordance with all governmental rules, regulations and laws and the terms and requirements of all insurance policies, licences, permits and agreements relating thereto.

         (4)      Books of Account

                  The Debtor shall keep proper books of account in accordance with GAAP shall furnish to the Agent such financial information and statements relating to its business and the Collateral as the Agent may from time to time require and shall permit the Agent and its authorized agents at any time upon reasonable notice and during normal business hours to have access to all premises occupied by the Debtor or any place where any Collateral may be found in order to inspect the Collateral and to examine the books of account and other records and reports of the Debtor and to make copies thereof.

         (5)      Locations of Collateral

                  The Debtor's places of business and the locations (collectively, the "Existing Locations") of the Collateral, including all books and records in respect of Accounts Receivable, are set forth in the attached Schedule "A". Except for Inventory sold or leased in the ordinary course of business, the Debtor shall not remove or otherwise permit any Collateral to be located at any location other than the Existing Locations, without the prior written consent of the Agent.

         (6)      Permitted Sales and other Dispositions

                  Except as permitted in the following sentence, the Debtor shall not, without the prior written consent of the Agent, sell, lease or otherwise dispose of any Collateral. So long as no Event of Default has occurred and is continuing, the Debtor may sell or lease its Inventory in the ordinary course of business, may collect and, where necessary, enforce the collection of all amounts due or to become due to the Debtor under any Account Receivable and may sell or trade-in any Equipment which may from time to time become worn out, damaged or otherwise unsuitable for its purpose provided that the Debtor substitutes therefor, subject to the Security Interest, property of equal value so that the value of the Collateral is not in any way reduced or impaired. The proceeds of any such sale, lease or other disposition shall be subject to the Security Interest.

         (7)      Name and Other Changes requiring Consent

                  The Debtor shall not, without the prior written consent of the Agent, which consent shall not be unreasonably withheld, (i) change its name; or
(ii) change the nature of its business

         (8)      Maintain Corporate Existence

                  The Debtor shall not dissolve, liquidate or wind-up or take any steps or proceedings in connection therewith or enter into any transaction (whether by way of reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its property would become the property of any other Person;

         (9)      Access to Information

                  The Debtor shall promptly furnish to the Agent, such information in respect of the Collateral, the Debtor and its business as the Agent may from time to time request and shall promptly give written notice to the Agent of all proceedings brought by or against the Debtor or any Collateral before any court, administrative board or other tribunal which might materially affect the Debtor or any Collateral and of any significant loss of, or damage to, any Collateral.

         (10)     Performance by the Secured Party

                  In the event that the Debtor fails to perform any obligations under this agreement, including keeping the Collateral free and clear of all Liens, other than Permitted Liens, the Agent may, at its option and without being under any obligation to do so, perform such obligations and the Debtor shall pay to the Agent, immediately upon demand, all costs and expenses (including, without limitation, legal fees on a solicitor-client basis) incurred by the Agent in connection therewith and all such costs and expenses shall form part of the Obligations, bear interest at the Applicable Rate, both before and after demand and judgment from the date incurred by the Agent and shall be secured by the Security Interest. The performance by the Agent of any obligation of the Debtor hereunder or the curing of any Event of Default by the Agent shall not constitute a waiver by any Secured Party of any of its rights hereunder or relieve the Debtor from its default or any consequences thereof.

         (11)     Costs and Expenses

                  The Debtor shall pay each Secured Party upon demand, all reasonable costs and expenses (including, without limitation, reasonable legal fees on a solicitor-client basis) incurred by the Secured Party in connection with the preparation, execution, perfection, enforcement and discharge of, and advice in respect of, the Security Interest and this agreement (including, without limitation, in connection with the custody, preservation, use, operation, realization, retaining, protecting, disposing and collecting, of any Collateral and the protection and enforcement of all other rights and remedies of the Secured Party hereunder) and all such costs and expenses shall form part of the Obligations, shall bear interest at the Applicable Rate, both before and after demand and judgment from the date incurred by the Secured Party and shall be secured by the Security Interest.

                                    ARTICLE 4
                             DEFAULT AND ENFORCEMENT

4.01              Enforcement of Security Interest

                  The Security Interest shall become and be immediately enforceable at any time that an Event of Default shall have occurred and be continuing.


                                    ARTICLE 5
                         RIGHTS AND REMEDIES ON DEFAULT

5.01              Rights and Remedies

                  In the event that the Security Interest becomes enforceable, the Agent shall have, in addition to any other rights and remedies which it or any of the other Secured Parties may have under the PPSA and otherwise at law, the following rights and remedies:

         (1)      Entry and Possession

                  The Debtor shall, upon demand, assemble and deliver to the Agent possession of the Collateral at such places as the Agent may designate. The Agent may take such steps as it considers necessary or desirable to obtain possession of any Collateral and may at any time during the day or night enter upon any lands or premises where Collateral may be found for the purpose of taking possession of or removing the Collateral and shall have the right to maintain possession of any Collateral upon any premises owned, used or occupied by the Debtor;

         (2)      Disposition

                  The Agent may sell, lease or otherwise dispose of any Collateral as a whole or in separate parcels by public auction or private tender or by private contract with or without notice and with or without advertising and without any other formality, all of which are hereby expressly waived by the Debtor and any such sale, lease or disposition shall be on such terms and conditions as to credit, as to upset or reserve bid or price and otherwise as the Agent may consider commercially reasonable. In the event that any disposition is made on credit or part cash and part credit, the Agent need only credit the actual cash received at the time of the disposition against the Obligations and any payments made pursuant to any credit granted at the time of the disposition shall be credited against the Obligations as and when received. The Agent may rescind, terminate or vary any contract for the sale, lease or other disposition of any Collateral and may resell, relet or otherwise redispose of the Collateral without being accountable or otherwise liable for any loss occasioned thereby. Any sale, lease or other disposition of any Collateral may be made by the Agent whether or not it has taken possession of the Collateral.

         (3)      Receivers

                  The Agent may, in addition to any other rights it or any of the other Secured Parties may have, appoint by instrument in writing one or more receivers or receivers and managers (in each case referred to herein as "Receivers") of any Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of one or more Receivers. Each Receiver is hereby given and shall have the same rights and remedies as the Agent under this agreement, the PPSA and otherwise at law. In exercising such rights and remedies, each Receiver shall act as, and shall for all purposes be deemed to be, the agent of the Debtor, and none of the Secured Parties shall be responsible for any act or default of any Receiver, including, without limitation, any negligence. The Agent may from time to time remove, and appoint replacements for, any Receivers and appoint another or others in their stead from time to time. The Agent shall be entitled to appoint one or more officers or employees of any Secured Party as Receivers.

         (4)      Carrying on Business

                  The Agent may carry on, or concur in the carrying on of, any business or undertaking of the Debtor and may to the exclusion of all others, including the Debtor, enter upon, occupy and use any of the premises, buildings, plant and undertaking owned, occupied or used by the Debtor and may use any of the tools, machinery, equipment and intangibles of the Debtor for such time as the Agent sees fit, free of charge, in order to carry on the business of the Debtor or to manufacture or complete the manufacture of any Inventory and to pack and ship finished products. None of the Secured Parties shall be accountable or otherwise liable to the Debtor for any negligence in the exercise of any rights and remedies under this section or in respect of any rent, charges, depreciation or damages arising in connection therewith.

         (5)      Payment of Liens

                  The Agent may pay any Liens that may exist or be threatened against any Collateral, including, any Permitted Liens, and may borrow money for the maintenance, preservation or protection of any Collateral or for carrying on any business or undertaking of the Debtor and may grant further security interests in any Collateral in priority to the Security Interest as security for the money so borrowed.

         (6)      Dealings with Collateral

                  The Agent may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with any Collateral in such manner, upon such terms and conditions and at such times as the Agent may see fit and without notice to the Debtor (except as otherwise required by any applicable law), and may charge on its own behalf and pay to others, sums for costs and expenses incurred (including, without limitation, legal fees on a solicitor-client basis, and Receivers', accounting and other professional fees) in or in connection with seizing, collecting, realizing, disposing, enforcing or otherwise dealing with the Collateral and the protection and enforcement of the rights and remedies of the Secured Parties hereunder. The Agent and the other Secured Parties may file such proofs of claim and other documents as may be necessary or advisable in order to prove their claims in any bankruptcy, proposal, winding-up or other proceedings relating to the Debtor.

         (7)      Retention of Collateral

                  Upon notice to the Debtor as provided under the PPSA or other applicable laws, the Agent may elect to retain any Collateral in satisfaction of any Obligations.

5.02              Secured Parties not Liable

                  None of the Secured Parties shall be accountable or otherwise liable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with any Collateral and shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of the Agent, any other Secured Parties, the Debtor or any other Person in respect of any Collateral. None of the Secured Parties shall be accountable or otherwise liable for any loss or damage whatsoever which may arise by reason of any such failure whether resulting from the negligence of any Secured Party, any Receivers or otherwise. None of the Secured Parties and Receivers shall be liable by reason of any entry into possession of any Collateral to account, as a mortgagee in possession, for anything except actual receipts, or for any loss or realization or for any act or omission for which a mortgagee in possession might be liable.

5.03              Extensions of Time

                  Each Secured Party may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant full, partial and conditional releases and discharges, perfect or fail to perfect any securities, release any Collateral to third parties and otherwise deal or fail to deal with the Debtor, debtors of the Debtor, guarantors, sureties and others and with the Collateral and other securities as the Secured Party may see fit, all without prejudice to any liability of the Debtor to any Secured Party or any Secured Party's rights and remedies under this agreement, the PPSA or otherwise at law.

5.04              Application of Moneys Received

                  All moneys actually received by the Agent in respect of any Obligations whether from the realization of any Collateral or otherwise, may, subject to the terms of the Credit Agreement, be held by the Agent unappropriated in a collateral account or applied against the Obligations, all as the Agent may from time to time see fit and without prejudice to any rights or remedies of any Secured Party hereunder, the PPSA or otherwise at law.

5.05              Deficiency

                  If the proceeds of realization of the Collateral are insufficient to repay the Obligations in full, the Debtor shall pay the deficiency to the Agent, upon demand.

5.06              Rights and Remedies Cumulative

                  The rights and remedies of each Secured Party under this agreement are in addition to and not in substitution of any other rights or remedies of the Secured Party under the PPSA or otherwise at law and all such rights and remedies are cumulative and may be exercised separately or in combination.

                                    ARTICLE 6
                                     GENERAL

6.01              Waivers

                  No delay or omission by any Secured Party in exercising any rights or remedies hereunder or in respect of any Obligations or the performance by any Secured Party of any Obligations in default shall operate as a waiver thereof or of any other rights or remedies of any Secured Party. No single or partial exercise of any rights or remedies by any Secured Party shall preclude any other or further exercise thereof or the exercise of any other rights or remedies. No waiver of any right or remedy shall be effective unless made in writing and signed by the Agent and any such waiver shall be effective only for the specific purpose and time, if any, stipulated therein and shall not operate as a waiver of any other rights or remedies of any Secured Party.

6.02              Security in Addition to Other Security

                  This agreement is in addition to, and not in substitution of, any other security now or hereafter held by any Secured Party.

6.03              Receipt of Copy

                  The Debtor acknowledges receipt of an executed copy of this agreement.

6.04              Further Assurances

                  The Debtor shall from time to time execute and deliver all such further mortgages, charges, pledges, assignments, transfers, security interests and other agreements, instruments and documents and do all such further acts and things as the Agent may from time to time require to perfect and maintain the perfection of the Security Interest and to otherwise protect its interests in the Collateral and hereby irrevocably constitutes and appoints any officer for the time being of the Agent and each Receiver, the true and lawful attorney of the Debtor with full power of substitution to execute and deliver all such agreements, instruments and documents and to do all such further acts and things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient.

6.05              Amalgamations and Mergers

                  The Debtor acknowledges and agrees that in the event that it amalgamates or merges with any other Persons (which it is prohibited from doing without the prior written consent of the Secured Parties) then the Collateral and the Security Interest shall extend to and include all like property of the amalgamated or merged corporation and all references herein to the Debtor shall extend to and include the amalgamated or merged corporation and all references herein to Obligations shall extend to and include all of the debts, liabilities and obligations of every type and kind of the amalgamated or merged corporation.

6.06              Name

                  The Debtor hereby confirms that the name, including, the French form thereof, if any, and the address of the Debtor are as set out at the beginning of this agreement.

6.07              Successors, Assigns and Governing Law

                  This agreement shall enure to the benefit of and be binding upon the respective successors and assigns of the Debtor and the Secured Parties and shall be governed by and construed in accordance with the laws of the Province of British Columbia.

                          WAVERIDER COMMUNICATIONS (CANADA) INC.


                          By                                                c/s
                             ----------------------------------------------
                                        Authorized Signing Officer


                          --------------------------------------------------
                          WILLIAM E. KREBS, as Agent for the Secured Parties

                                  SCHEDULE "A"


                                 LOCATIONS OF
                             COLLATERAL AND RECORDS


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
Registered Office                                         Waverider Communications (Canada), Inc.
                                                                         Owen, Bird
                                                                      2900 595 Burrard St.
                                                                         PO Box 49130
                                                                    Vancouver, BC V7X 1J5
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Chief Place of Business                                   255 Consumers Road, Suite 500, Toronto,
                                                                      Ontario, M2J 1R4
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Location  of  all  Books  and  Records   relating  to     255 Consumers Road, Suite 500, Toronto,
Accounts Receivable                                                   Ontario, M2J 1R4
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Other Locations of Collateral                                           6120A Street S.W.,
                                                                 Calgary, Alberta, T2H 0G3

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